Exhibit 10.4

JOINDER AGREEMENT

Joinder Agreement, dated as of this 22nd day of August 2008, by and among ViroPharma Incorporated (“ViroPharma”), Lev Pharmaceuticals, Inc. (“Lev”) and the undersigned stockholder of Lev (the “Additional Stockholder”).

Reference is made to that certain Stockholder Voting Agreement (the “Voting Agreement”), dated as of July 15, 2008, by and among ViroPharma, Lev and the Lev stockholders party thereto, a copy of which is attached hereto as Exhibit A. All capitalized terms used but not defined in this Joinder Agreement shall have the meanings accorded such terms in the Voting Agreement.

Judson Cooper and Joshua Schein, Stockholders under the Voting Agreement, propose to Transfer 525,000 Shares and 1,900,000 Shares, respectively (for an aggregate of 2,425,000 Shares), to one or more charities or charitable foundations in accordance with Section 2(d) of the Voting Agreement, subject to the execution of this Joinder Agreement.

By executing this Joinder Agreement, the Additional Stockholder hereby agrees to be bound by the terms of the Voting Agreement (other than Section 5 thereof) as if he were an original signatory to such Agreement and shall be deemed to be a Stockholder thereunder, but in each case only with respect to the number of Shares referenced in the preceding paragraph. Nothing in this Joinder Agreement shall in any way modify any obligation or right under Section 8.2 of the Agreement and Plan of Merger, dated as of July 15, 2008, by and among ViroPharma, HAE Acquisition Corp. and Lev. Notices to the Additional Stockholder under Section 13(m) of the Voting Agreement shall be sent to the address set forth under the Additional Stockholder’s name on the signature page hereof, or at such other address as the Additional Stockholder may have furnished the other parties to the Voting Agreement in writing.

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IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date first above written.

STOCKHOLDER

/s/ Richard B. Stone

Accepted and agreed as of the above date:

VIROPHARMA INCORPORATED

By:	/s/ Vincent J. Milano
Name:	Vincent J. Milano
Title:	Vice President, Chief Operating Officer,
Chief Financial Officer and Treasurer

LEV PHARMACEUTICALS, INC.

By:	/s/ Joshua D. Schein
Name:	Dr. Joshua D. Schein
Title:	Chief Executive Officer